SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) October 29, 2007
AMERICAN EXPRESS
RECEIVABLES
FINANCING
CORPORATION V LLC
on behalf of
AMERICAN EXPRESS ISSUANCE TRUST
(as Originator of the American Express Issuance Trust)
(Exact name of registrant as specified in its charter)

Delaware	20-2007139	333-130522
(State or Other	(I.R.S. Employer	(Commission File
Jurisdiction of	Identification	Number)
Incorporation	Number)
or
Organization)
200 Vesey Street
Mail Stop 01-31-12
New York, New York 10285
(212) 640-2000
(Address, Including Zip Code, and Telephone Number,
Including Area Code, of Registrant’s Principal Executive Offices)
N/A
(Former Name or Former Address, if
Changed Since Last Report)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01.	On November 1, 2007, American Express Issuance Trust expects to issue Class A Floating Rate Asset Backed Notes, Series 2007-1, Class B Floating Rate Asset Backed Notes, Series 2007-1 and Class C Floating Rate Asset Backed Notes, Series 2007-1 (the “Series 2007-1 Notes”). On November 1, 2007, American Express Issuance Trust expects to issue Class A Floating Rate Asset Backed Notes, Series 2007-2, Class B Floating Rate Asset Backed Notes, Series 2007-2 and Class C Floating Rate Asset Backed Notes, Series 2007-2 (the “Series 2007-2 Notes” and together with the Series 2007-1 Notes, the “Notes”). .

Copies of the opinions of American Express Receivables Financing Corporation V LLC with respect to legality of the Notes and copies of the opinions of Orrick, Herrington & Sutcliffe LLP with respect to certain federal tax matters, together with related consents of American Express Receivables Financing Corporation V LLC and Orrick, Herrington & Sutcliffe LLP to the incorporation by reference of such opinions as exhibits to the Registration Statement, are filed as Exhibits to this Report.
Item 9.01.
(a) Not applicable
(b) Not applicable
(c) Not applicable
(d) Exhibits: The following are filed as Exhibits to this Report:

Exhibit
Number

5.1	Opinion of American Express Receivables Financing Corporation V LLC with respect to legality.

5.2	Opinion of American Express Receivables Financing Corporation V LLC with respect to legality.

8.1	Opinion of Orrick, Herrington & Sutcliffe LLP with respect to certain tax matters.

8.2	Opinion of Orrick, Herrington & Sutcliffe LLP with respect to certain tax matters.

Exhibit
Number

23.1	Consent of American Express Receivables Financing Corporation V LLC (included in opinion filed as Exhibit 5.1).

23.2	Consent of Orrick, Herrington & Sutcliffe LLP (included in opinion filed as Exhibit 8.1).

23.3	Consent of American Express Receivables Financing Corporation V LLC (included in opinion filed as Exhibit 5.2).

23.4	Consent of Orrick, Herrington & Sutcliffe LLP (included in opinion filed as Exhibit 8.2).

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

American Express Receivables Financing Corporation V LLC, as originator of the Trust and Co-Registrant and as Transferor on behalf of the Trust as Co-Registrant
By:	/s/ Maureen A. Ryan
	Name:	Maureen A. Ryan
	Title:	Vice President and Treasurer

EXHIBIT INDEX
Exhibit 5.1
Opinion of American Express Receivables Financing Corporation V LLC with respect to legality.
Exhibit 5.2
Opinion of American Express Receivables Financing Corporation V LLC with respect to legality.
Exhibit 8.1
Opinion of Orrick, Herrington & Sutcliffe LLP with respect to certain tax matters.
Exhibit 8.2
Opinion of Orrick, Herrington & Sutcliffe LLP with respect to certain tax matters.
Exhibit 23.1
Consent of American Express Receivables Financing Corporation V LLC (included in opinion filed as Exhibit 5.1).
Exhibit 23.2
Consent of Orrick, Herrington & Sutcliffe LLP (included in opinion filed as Exhibit 8.1).
Exhibit 23.3
Consent of American Express Receivables Financing Corporation V LLC (included in opinion filed as Exhibit 5.2).
Exhibit 23.4
Consent of Orrick, Herrington & Sutcliffe LLP (included in opinion filed as Exhibit 8.2).